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EXHIBIT 10.87

SECOND AMENDMENT TO THE
MIRANT CORPORATION
DEFERRED COMPENSATION PLAN
FOR DIRECTORS AND SELECT EMPLOYEES

        WHEREAS, Mirant Corporation (the "Company") heretofore adopted the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees (the "Plan"), effective September 27, 2000, and subsequently amended and restated the Plan effective April 2, 2001; and

        WHEREAS, pursuant to Section 11.1 of the Plan, the Board of Directors of the Company (the "Board") has the authority to amend the Plan; and

        WHEREAS, the Board has delegated its authority to amend the Plan, provided such amendment does not have a material effect on the cost of the Plan, to the Americas Benefits Committee (the "Committee"); and

        WHEREAS, the Committee desires to amend the Plan to suspend future deferrals into the Plan effective as of July 30, 2003; and

        WHEREAS, the Committee has determined that the above amendment would likely not have a material effect on the cost of the Plan, however, in any event, the Compensation Committee of the Board has approved the amendments contained herein.

        NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as of July 30, 2003:

I.

        Section 5.1 of the Plan shall be amended by adding the following new subsection (e):

  (e)
  Effective as of July 30, 2003, all elections to defer compensation under this Plan shall be suspended.

II.

        Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect as amended by the Company prior to the adoption of this Second Amendment.

        IN WITNESS WHEREOF, Mirant Corporation, through its duly authorized officer pursuant to a unanimous consent of the Committee dated July 29, 2003, has adopted this Second Amendment to the Mirant Corporation Deferred Compensation Plan for Directors and Select Employees, this 30th day of July, to be effective as provided herein.

MIRANT CORPORATION:
By:	/s/ DIANNE W. DAVENPORT Dianne W. Davenport

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  EXHIBIT 10.87
SECOND AMENDMENT TO THE MIRANT CORPORATION DEFERRED COMPENSATION PLAN FOR DIRECTORS AND SELECT EMPLOYEES